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                                                                  EXHIBIT 23


                    Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-76418) pertaining to the Stock Option Plan and Director Option Plan of Argosy Gaming Company of our report dated February 13, 1998, with respect to the consolidated financial statements of Argosy Gaming Company filed as an Exhibit to this Form 8-K for the year ended December 31, 1997.



                                                /s/ Ernst & Young LLP


Chicago, Illinois
March 18, 1998